EQUI-VEST® (Series 202)

A variable and index-linked flexible premium deferred annuity contract

Prospectus dated December 21, 2022

Equitable Financial Life Insurance Company of America

Variable Account AA

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust which contain important information about the portfolios.

What is EQUI-VEST®?

EQUI-VEST® is a variable and index-linked flexible premium deferred annuity contract issued by Equitable Financial Life Insurance Company of America. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract.

Types of contracts. We offer the contract as a funding vehicle for employers’ Internal Revenue Code 403(b) plans and Internal Revenue Code Section 457(b) employee deferred compensation (“EDC”) plans. Availability of certain features and benefits under the contract is subject to the employer’s Plan. We offer the contract as an individual annuity contract.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options (i) variable investment options, listed in Appendix “Portfolio Companies available under the contract”, (ii) the guaranteed interest option, (iii) the Segments of the Structured Investment Option (“SIO”), or (iv) the account for special dollar cost averaging (collectively, the “investment options”). The SIO gives you the opportunity to earn interest that we will credit based, in part, on the performance of an external index over a set period of time, although you could also experience a negative return and a significant loss of principal and previously credited interest. Participants should carefully read the accompanying SIO prospectus.

Index-linked investment options are complex insurance and investment vehicles and you should speak with a financial professional about the features, benefits, risks, and fees and whether the SIO is appropriate for you based on your financial situation and objectives.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed death benefit. This means you may no longer be able to increase your guaranteed death benefit through contributions and transfers.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties although if you invest in the Structured Investment Option the Segment Interim Value will apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

EV Series 202( )
#354651

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

—	Portfolio Companies available under the contract	62

—	State contract availability and/or variations of certain features and benefits	64

Definitions of key terms

Account value — Is the total of the values you have allocated to (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging; (iv) the amount of any outstanding loan balances and accrued interest; and (v) Segments in the SIO and Segment Type Holding Accounts in the SIO. For more information about the account value in the SIO, please see the SIO Prospectus. These amounts are also subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

Annuitant — Is the person who is the measuring life for determining contract benefits.

Business day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash value — The cash value is equal to the account value, less: (i) any applicable withdrawal charges, (ii) the total amount or a pro rata portion of the annual administrative charge and (iii) the amount of any outstanding loan.

Company — Refers to Equitable Financial Life Insurance Company of America (“Equitable America”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York.

Contract date — The “contract date” is the effective date of the contract. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th.

Contract year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Contributions — The employer sponsoring the Plan makes payments to us that we call “contributions.” We can refuse to accept any application or contribution from you or your employer at any time, including after you purchase the contract.

Guaranteed interest option — The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Maturity date — The contract’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

Separate Account — Variable Account AA is a separate account of Equitable Financial Life Insurance Company of America under Arizona Insurance Law.

Structured Investment Option — An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

Prospectus	Contract or Supplemental Materials
account value	Annuity account value

unit	Accumulation unit

unit value	Accumulation unit value

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 5 years following your last contribution, you will be assessed a withdrawal charge of up to 6% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment.

There is an interim value adjustment for amounts withdrawn from a Segment of the SIO before Segment maturity which could result in up to a 90% loss of the Segment Investment. See the SIO prospectus for more information.

For additional information about the charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (including loans and special requests such as wire transfers, express mail, duplicate contracts, preparing checks, or third-party transfers or exchanges).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)	The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract.
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.20%	1.20%
	Investment options (Portfolio fees and expenses)(2)	0.55%	1.19%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2021 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, or make any other transactions, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,618	Highest Annual Cost $2,149

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers, loans or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers, loans or withdrawals

	For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option and Segments of the SIO, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest option” and “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus, as well as, “Risk factors” in the SIO prospectus. See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the guaranteed death benefit. The general obligations including the guaranteed interest option, SIO and any guaranteed death benefit under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

There are restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the prospectus for more information.

For more information see “The Separate Account” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus. See also the SIO prospectus.

RESTRICTIONS
Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the investment options.

Withdrawals may reduce the death benefit by an amount greater than the value withdrawn.

Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. Automated transfer programs, including dollar cost averaging, special dollar cost averaging and asset rebalancing, are not available if you elect Semester Strategies.

For additional information about the optional benefits see “Benefits available under the contract” in the prospectus.
TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a funding vehicle for employers’ Internal Revenue Code 403(b) plans and Internal Revenue Code Section 457(b) employee deferred compensation (“EDC”) plans. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, the guaranteed interest option and the SIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option;

•	Segments of the SIO which are index-linked investment options (see the SIO prospectus for more information);

•	the account for special dollar cost averaging; and

•	access to the optional Semester Strategies program.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract unless prohibited by your employer’s plan. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals will also generally reduce your death benefit and the amount of the reduction may be greater than the value withdrawn.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals and outstanding loan balances.

Rebalancing and Special Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a special dollar cost averaging program at no additional charge. Generally, you may not elect both a special dollar cost averaging program and a rebalancing option.

Contract Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. There are charges when taking a loan.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in the prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the maximum fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	6%
Plan Loan Charge(2)	$25
Transfer Fee	None
Third Party Transfer or Exchange Fee	$65
Special Service Charges(3)	$90
Segment Interim Value (applies for distributions from a Segment of the SIO prior to the Segment Maturity Date)(4)	90% of Segment Investment

(1)

The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. For a complete description of charges, please see “Withdrawal charges” in “Charges and expenses” the prospectus. The charge will not apply after the completion of 12 contract years. See Appendix, “State contract availability and/or variations of certain features” in the prospectus for more information.

(2)	$25 maximum per loan when a loan is made.
(3)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The charge for each service is $90. We may discontinue these services at any time.

(4)

The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender or cancel your contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. See the SIO prospectus for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses).

Annual Contract Expenses
Annual Administrative Charge(1)	$65
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.20%
Loan Administration(2)	$25

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year. If your total account value on the last day of your contract year is $25,000 or more; or if the total account values of all contracts, owned by the same person, when added together, exceeds $100,000 there is no charge. The annual administrative charge will be waived if you are enrolled in eDelivery on the date the charge is to be deducted. Please note: You can request a copy of the prospectus free of charge even if you are enrolled in eDelivery.

(2)

$6.25 per quarter for the administration of the outstanding loan amount. This charge is expressed on a per plan participant basis. Interest is charged on the loan at a rate set by your plan and is credited back to your contract as you repay the loan.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See “Appendix: Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2021, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.56%	1.84%
Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)**	0.55%	1.19%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses.
**

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2023 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2023. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,044	$13,531	$19,188	$28,103	$2,510	$7,718	$13,188	$28,103

The Company

Equitable America is an Arizona stock life insurance corporation organized in 1969 with an administrative office located at 8501 IBM Drive, Suite 150-GR, Charlotte, NC 28262-4333. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For contributions sent by regular mail:

Equitable

EQUI-VEST®

Unit Annuity Lock Box

P.O. Box 13463

Newark, NJ 07188-0463

For loan repayments sent by regular mail:

Equitable

EQUI-VEST® Loan Repayments Lockbox

P.O. Box 13496

Newark, NJ 07188-0496

For contributions sent by express delivery:

Equitable

Retirement Service Solutions

8501 IBM Drive, Suite 150-GR

Charlotte, NC 28262-4333

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

Equitable

Retirement Service Solutions

P.O. Box 1430

Charlotte, NC 28201-1430

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

Equitable

Retirement Service Solutions

8501 IBM Drive, Suite 150-GR

Charlotte, NC 28262-4333

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 8501 IBM Drive, Suite 150-GR, Charlotte, NC 28262-4333.

Reports we provide:

•	confirmation notices of financial transactions; and

•	quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Equitable Client portal.

Telephone operated program support (“TOPS”) and Equitable Client portal systems

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Our Equitable Client portal system is designed to provide this information through the Internet. You can obtain information on:

•	your current account value;

•	your current allocation percentages;

•	the number of units you have in the variable investment options; and

•	the daily unit values for the variable investment options.

You can also:

•	change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option; and

•	change your TOPS personal identification number (“PIN”) (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

•	elect the investment simplifier.

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!

Visit equitable.com and click sign in to register today.

TOPS and Equitable Client portal are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll free (800) 755-7777. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” in this prospectus).

We reserve the right to discontinue offering TOPS at any time in the future.

Customer service representative:

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at (800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

Toll-free telephone service:

You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.

We generally require that the following types of communications be on specific forms we provide for that purpose:

(1)	election of the investment simplifier;

(2)	election of the rebalancing program;
(3)	election of required minimum distribution (“RMD”) automatic withdrawal option;

(4)	election of Beneficiary continuation option;

(5)	election of the optional Semester Strategies program;

(6)	transfer/rollover of assets to another carrier;

(7)	request for a loan (where Plan permits loans);

(8)	tax withholding election;

(9)	contract surrender and withdrawal requests; and

(10)	death claims.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	transfers among investment options;

(3)	changes to the optional Semester Strategies program; and

(4)	special dollar cost averaging.

We anticipate requiring status documentation in the case of address changes where the Foreign Account Tax Compliance Act (“FATCA”) withholding could be required. See “Tax Information” in this prospectus.

To change or cancel any of the following we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	investment simplifier;

(2)	rebalancing program;

(3)	systematic withdrawals;

(4)	the date annuity payments are to begin;

(5)	special dollar cost averaging; and

(6)	termination of the optional Semester Strategies program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

For TSA and EDC contracts, forms, notices and requests should be signed by the owner and, in some cases, the Plan Administrator (or other authorized person), if the Plan requires it. For EDC contracts, we also need the annuitant’s signature.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com. You can also opt out of electronic delivery by contacting customer service.

1. Purchasing the Contract

How you can purchase and contribute to your contract

The employer sponsoring the Plan makes payments to us that we call “contributions.” We can refuse to accept any application or contribution from you or your employer at any time, including after you purchase the contract. We require a minimum contribution amount of $20 for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. All ages in the table refer to the age of the annuitant named in the contract.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our right to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit the number of variable investment options which you may elect or to close a variable investment option to new contributions or transfers.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

See “Tax information” in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We currently do not accept any contribution if (i) the aggregate contributions under one or more EQUI-VEST® series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue) or (ii) the aggregate contributions under all of our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on criteria we determine.

The “contract date” is the effective date of a contract. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a “contract year.” The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

We reserve the right, in our sole discretion, to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options.

Contract type	Source of contributions	Limitations on contributions
TSA

•   Employer-remitted employee salary reduction and/or various types of employer contributions.

•   Additional “catch-up” contributions.

•   Only if Plan permits, “designated Roth” contributions under Section 402A of the Code.

•   Only if Plan permits, direct plan-to-plan transfers from another 403(b) plan, or contract exchanges from another 403(b) contract under the same plan (including direct transfers from designated Roth accounts).

•   Only if Plan permits, eligible rollover distributions from other 403(b) plans, qualified plans, governmental employer 457(b) plans (including rollovers from designated Roth accounts) and traditional IRAs.

•   For 2022, maximum amount of employer and employee contributions is generally the lesser of $61,000 or 100% of compensation, with maximum salary reduction contribution of $20,500.

•   If employer’s Plan permits, an individual at least age 50 at any time during 2022 can make up to $6,500 additional salary reduction “catch-up” contributions.

•   All salary reduction contributions (whether pre-tax or designated Roth) may not exceed the total maximum for the year. (For 2022, $20,500 and age 50 catch-up of $6,500.)

•   After lifetime required minimum distributions must start, rollover or direct transfer contributions must be net of any required minimum distributions.

•   Different sources of contributions and earnings may be subject to withdrawal restrictions.

Contract type	Source of contributions	Limitations on contributions
EDC

•   Employer-remitted employee salary reduction and/or employer contributions.

•   For governmental employer EDC plans only, additional “age 50 catch-up” contributions.

•   For governmental employer EDC plans only and only if Plan permits, “designated Roth” contributions under Sections 457 and 402A of the Code.

•   For governmental employer EDC plans only and only if Plan permits, eligible rollover distributions from other governmental employer 457(b) plans, 403(b) plans, qualified plans and traditional IRAs.

•   Contributions subject to Plan limits. Maximum contribution for 2022 is lesser of $20,500 or 100% of includible compensation.

•   If Plan permits, an individual may make catch-up contributions for 3 years of service preceding Plan retirement age; 2022 maximum is $41,000.

•   If governmental employer 457(b) plan permits, an individual at least age 50 at any time during 2022 can make up to $6,500 additional salary reduction “catch-up” contributions. This must be coordinated with the “catch- up” contributions for 3 years of service preceding Plan retirement age.

See “Tax information” in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see “Dates and prices at which contract events occur” in “More information” in this prospectus. Please review your contract for information on contribution limitations.

Owner and annuitant requirements

For TSA contracts, the employee must be the owner and the annuitant. For governmental employer EDC contracts, the employer or a trust must be the owner and the employee must be the annuitant. For tax-exempt employer EDC contracts, the employer must be the owner and the employee must be the annuitant. For both TSA and EDC contracts, the minimum issue age for the annuitant is 18. The maximum issue age is 79.

The “annuitant” is the person who is the measuring life for determining contract benefits.

How you can make your contributions

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to “Equitable” (for subsequent contributions please write your contract number on the check). We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. Also, we do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non-interest bearing “Special Bank Account for the Exclusive Benefit of Customers.” If Equitable Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If Equitable Advisors receives your application within this timeframe, Equitable Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while Equitable Advisors ensures that your application is complete and suitability standards are met. Equitable Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon timely and successful completion of this review, Equitable Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If additional contributions are permitted under the Plan or contract, you may generally make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur” in “More information” in this Prospectus.

What are your investment options under the contract?

Your investment options are the variable investment options, Segments available under the SIO (see the SIO Prospectus for more information), the guaranteed interest option, and the account for special dollar cost averaging.

Variable Investment Options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options you may elect or to close a variable investment option to new contributions or transfers.

You can choose from among the variable investment options, Segments available under the SIO (Please see SIO Prospectus for more information), the guaranteed interest option and the account for special dollar cost averaging, subject to certain restrictions.

Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust (collectively, the “affiliated Trust”). For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers, if any.

Information regarding each of the currently available Portfolios, their investment manager(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of our customer service representatives at (877) 522-5035, or visit www.equitable.com/ICSR#EQH164886.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administrative fees in connection with the services they provide to the Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their total account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed death benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the Appendix “Portfolio Companies available under the contract“ by a “†”.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy), and investment option restrictions in connection with any guaranteed death benefit that include these Portfolios are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed death benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the Appendix “Portfolio Companies available under the contract” by a “Δ”. Such techniques could also impact your account value and guaranteed death benefit, if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account in “More information” in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on when your contract is issued but it will be shown on the data page for your contract and will never be less than 0.15%. We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

Structured Investment Option or SIO

The SIO provides you with the opportunity to earn interest that we will credit based, in part, on the performance of external indexes over a set period of time. Please be aware that the possibility of a negative return could result in a significant loss of principal and previously credited interest. Please see the SIO prospectus for more information.

Account for special dollar cost averaging

The account for special dollar cost averaging is part of our general account. We may pay interest at enhanced guaranteed rates in this account for specified time periods. However, we are under no obligation to offer enhanced guaranteed rates at any point in time. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed rate in effect on the contract date for each of the time periods available will be shown in your contract. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See “Allocating your contributions” below for rules and restrictions that apply to the special dollar cost averaging program.

ERISA considerations for employers

If you are an employer and your Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) Section 404(c), you or your Plan trustee must make sure that the investment options chosen for your Plan constitute a broad range of investment choices as required by the Department of Labor’s (“DOL”) regulation under ERISA Section 404(c). See “Tax information” in this prospectus.

Allocating your contributions

Once you have made your investment choice, you may allocate your contributions to one or more or all of the investment options you have chosen.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%..

Additional contributions are allocated according to instructions on file unless you provide us with new instructions.

Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in “Determining your contract’s value” in this prospectus.

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocation under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your Equitable Advisors’ financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this “free look” period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix “State contract availability and/or variations of certain features and benefits” to find out what applies in your state.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the account for special dollar cost averaging, your refund will equal your contributions plus interest. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, or interest). For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contribution, without interest. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract’s cash value.

Please note that if you are invested in Segments of SIO when you free look your contract, the Segment Interim Value will apply. See the SIO prospectus for more information.

We may require that you wait six months before you apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract whether we have received your contribution or not.

See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see “Tax information” in this prospectus for possible consequences of cancelling your contract.

2. Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

Death benefit(s) available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amount of any outstanding loans.	Standard	No Additional Charge		• Withdrawals could significantly reduce benefit

Other Benefits

Other benefit(s) available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing Option I(1) and Option II(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with Special Dollar Cost Averaging
Special Dollar Cost Averaging and Investment Simplifier	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Semester Strategies program	We offer access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services.	Optional	No Charge		• Not available with Special Dollar Cost Averaging or Rebalancing
Participant Loans	Loans may be available to plan participants	Optional	Initial $25 and $6.25 quarterly; interest determined by plan		• Not all employer plans will offer loans • Loans are subject to restrictions under federal tax laws and ERISA

(1)	Option I allows you to rebalance your account value among the variable investment options.
(2)	Option II allows you to rebalance your account value among the variable investment options and the guaranteed interest option.

Death Benefits

About Death Benefits

Your contract provides a death benefit. The death benefit is equal to the greater of (i) your account value, less any outstanding loan balance and accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment and (ii) the “minimum death benefit.” The minimum death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that apply, less any outstanding loan balance and accrued interest. There is no additional charge for this benefit.

If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse’s contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. The amount of the death benefit will be calculated to equal the greater of (i) your account value (less any outstanding loan balance and accrued interest) as of the date your spouse’s contract is issued and (ii) the “minimum death benefit” as of the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

How withdrawals affect the minimum death benefit

Each withdrawal you make will reduce the amount of your current minimum death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn (including the amount of any withdrawal charge deducted from the contract) and we reduce your current minimum death benefit by that same percentage. For example, if your account value is $30,000, and you withdraw $12,000 you have withdrawn 40% of your account value. If your minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x 0.40) and your new minimum death benefit after the withdrawal would be $24,000 ($40,000 – $16,000). As this example shows, the pro rata reduction of the death benefit can be greater than the dollar amount of the withdrawal.

Payment of Death Benefit

Your beneficiary and payment of benefit

Beneficiary designations are subject to the terms of your plan. You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Generally, the owner must be the beneficiary under tax exempt employer EDC plan contracts. Such owner may substitute the beneficiary under the Plan after your death.

Effect of the annuitant’s death

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.

How death benefit payment is made

Legislation enacted at the end of 2019 has changed key aspects of post-death distributions from tax qualified and tax favored contracts such as TSAs and 457(b) plans.

The beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more payout options we offer at the time. In some cases a beneficiary may be able to do a nonspousal direct rollover to a new inherited IRA in the case of a death benefit from a 403(b) plan or governmental employer 457(b) plan.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the “Equitable Access Account,” which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Equitable Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

Beneficiary continuation option

(The Beneficiary continuation option is available under both TSA and governmental employer EDC contracts; it is not available under tax-exempt employer EDC contracts. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to legislation enacted at the end of 2019.)

Upon your death, your beneficiary may generally elect to keep the contract with your name on it and receive distributions under the contract instead of receiving the death benefit in a single sum. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

If eligible, your beneficiary can elect to receive payments over your beneficiary’s life expectancy (determined in the calendar year after your death and determined on a term certain basis). This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 72, if such time is later. After legislation enacted at the end of 2019, for deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may generally stretch post-death payments over the beneficiary’s life expectancy. See “required minimum distributions after your death” in this prospectus under “Tax Information.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the TSA or plan within 10 years of the applicable death in accordance with federal tax rules. Trusts for individuals which would be considered as “see-through” trusts under the rules prior to January 1, 2020 may no longer qualify to elect the beneficiary continuation option, except under narrowly defined circumstances. In the case of deceased participants under government employer sponsored plans, these new rules apply to deaths after December 31, 2021.

Under the Beneficiary continuation option:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•	If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen by an eligible beneficiary.

•	The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

•	Loans will no longer be available.

•	Any death benefit provision (including the minimum death benefit provision) will no longer be in effect.
•	The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•	Depending on the type of contract you own, upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. In certain cases, the subsequent beneficiary must withdraw any remaining amount within ten years of your death or your beneficiary’s death as applicable.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Other Benefits

Automatic transfer options

Investment simplifier

Our investment simplifier program allows you to choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options or to the SIO (see the SIO prospectus for more information). The transfer options are the “fixed-dollar option” and the “interest sweep.” You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options. You may select an investment simplifier option if you are also using the special dollar cost averaging program.

Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option allocation and transfer limitations described under “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” above.

Interest sweep. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit’s value is low and fewer units if the unit’s value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

When your participation in the investment simplifier will end. Your participation in the investment simplifier will end:

•	Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

•	Under the interest sweep option, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

•	Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.

Rebalancing your account value

Our rebalancing program offers two options that you can use to automatically reallocate your account value.

Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must elect asset rebalancing on your application or notify us in writing by completing our asset rebalancing form, telling us:

(a)	in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

Special dollar cost averaging

Special dollar cost averaging allows you to gradually allocate amounts to up to 10 available variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This program, however, does not guarantee that you will earn a profit or be protected against losses.

You may choose to allocate all or a portion of any eligible rollover or direct transfer contribution to the account for special dollar cost averaging. See “How you can purchase and contribute to your contract” in “Purchasing the Contract” for details on what contributions are eligible under both EDC and TSA contracts.

Contributions into the account may not be transfers from other investment options. Also, on-going payroll contributions into the account are not permitted. Your initial allocation to the special dollar cost averaging program must be at least $2,000 and any additional contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it.

You may have your account value transferred to any of the variable investment options available under the contract. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option.

We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you may receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact one of our customer service representatives.

Contribution(s) made to the special dollar cost averaging program will be credited with the interest rate on the date the first contribution is received by the Company and allocated to the time period initially selected by you. Once the time period you selected has ended, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the investment options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts (including a loan request) from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may change your allocations for transfers from the account for special dollar cost averaging at any time. Also, you may ask us to cancel your participation in the program at any time. If you do so, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the percentages for special dollar cost averaging we have on file for you.

Optional Semester Strategies program

The Company offers access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services. If available under your employer’s plan, you may generally enroll in SWBC’s model portfolio and investment advisory services program (the “Program”) to manage your account value. The Program will allocate your account value among the variable investment options, guaranteed interest option and Segments in the Structured Investment Option based on your set time horizon, risk tolerance and investment return objectives derived by SWBC from information you provide to SWBC. For more information about the Structured Investment Option, please see the Structured Investment Option prospectus. To see if the Program is available in your state, please contact your financial professional and/or see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus.

Under the Program, SWBC will assign you to a specific Program model portfolio (“Model Portfolio”) based, in part, on the age you plan to retire (the “Planned Retirement Age”) which cannot be later than the maturity date under the contract and the Model Portfolio strategy you select. There are currently two Model Portfolio strategies available: Semester Strategies and Semester Strategies Plus. You can generally change from Semester Strategies to Semester Strategies Plus at any time. You cannot, however, move from Semester Strategies Plus to Semester Strategies. You can also generally change your Planned Retirement Age at any time by providing the new Planned Retirement Age to SWBC.

When you enroll in the Program, your allocation instructions for future contributions will be changed to the Model Portfolio you are assigned to by SWBC as of the date we process your enrollment request. In addition, your entire account value will be rebalanced or reallocated periodically according to the Model Portfolio’s allocations. Amounts in variable investment options, including the Segment Type Holding Accounts, and guaranteed interest options will be rebalanced according to the Model Portfolio’s allocations monthly, generally on the first Friday of every month (each a “Semester Strategies Rebalance Date”) and amounts in a Segment will be reallocated according to the Model Portfolio’s allocations when that Segment matures (each a “Semester Strategies Reallocation Date”). Amounts rebalanced or reallocated into new Segments will be placed in the applicable Segment Type Holding Accounts. Because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio’s allocations at certain points in time if you have account value in Segments.

On an annual basis, the Program will determine if you will transition or “glide” from one Model Portfolio to the next Model Portfolio based on your birthdate and the number of years remaining until your Planned Retirement Age currently on file. If a glide is scheduled to occur, your allocation instructions for future contributions will be changed to the new Model Portfolio allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according that new Model Portfolio’s allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates. You will receive notice of an upcoming glide. The automatic glide feature is part of the Program and cannot be modified. If you do not want to glide from the current Model Portfolio to the next Model Portfolio, you will have to change your Planned

Retirement Age prior to your birthdate. Once you reach your Planned Retirement Age, you will glide to the post-retirement Model Portfolio for purposes of the Program and thereafter you will no longer glide to a different Model Portfolio as you continue to age.

SWBC will generally review the Model Portfolios on an annual basis and may review them more frequently based on market conditions. You will receive notice of any changes in the Model Portfolio allocations. You may decide to opt out of the changes by terminating your participation in the Program and becoming self-directed prior to your account value being rebalanced and reallocated as applicable according to the new Model Portfolio allocations. If you do not opt out, on the date of the proposed change your allocation instructions for future contributions will be changed to the Model Portfolio’s new allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according to that Model Portfolio’s new allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates.

When you enroll in the Program, any current automated transfer programs, including dollar cost averaging, special dollar cost averaging and asset rebalancing, will be unavailable and/or terminate and you will not be able to establish any new program(s) while you participate. In addition, if you invested in the Structured Investment Option and provided Segment maturity instructions, those elections will be changed when you enroll in the Program. For more information about the Structured Investment Option, please see the Structured Investment Option prospectus.

When you enroll in the Program, we will pay SWBC’s advisory services fee.

You may terminate the Program and become self-directed at any time by completing the necessary termination form or by contacting your financial professional. You can also terminate your participation in the Program by logging into your account at www.equitable.com or contacting one of our customer service representatives at (800) 628-6673. If you request to change your future allocation instructions or make a transfer from one investment option to another, your participation in the Program will terminate and you will become self-directed. Once terminated, we reserve the right to not permit you to re-enroll in the Program. If the Program terminates for any reason, you will be self-directed and, therefore, you will no longer receive model portfolio or investment advisory services from SWBC. We can also terminate the Program at any time and for any reason. If we terminate the Program you will become self-directed. We do not provide investment advice. If any automated programs or Segment maturity instructions were terminated when you enrolled in the Program, those automated programs or special maturity instructions will not automatically resume; you will need to provide us with new instructions regarding which automated programs that you wish to re-enroll in and any new Segment maturity instructions you want to use.

Please note:

•	Your Planned Retirement Age cannot be later than the maturity date under your contract.

•	If you have current investments in the Structured Investment Option, you may not be eligible to participate in the Program if your current Structured Investment Option allocations are higher than the Model Portfolio allocations to the Structured Investment Option would be based on the information you provided SWBC.

•	You cannot move from Semester Strategies Plus to Semester Strategies.

•	If you change your future allocations or transfer account value from one investment option to another, your participation in the Program will terminate and you will become self-directed.

•	When you enroll in the Program, you will not be able to establish a new automated rebalancing program and any current automated rebalancing program will terminate.

•	The Program will rebalance and reallocate your account value generally according to the Model Portfolio allocations; however, because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio allocations at certain points in time if you have account value in Segments.

For additional information or to enroll in the Program, contact your financial professional or one of our customer service representatives. The Program may not be available to all plans, all contracts, in all states or through all financial intermediaries.

3. Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risk associated with taking a withdrawal

Withdrawals could significantly reduce the death benefit by an amount greater than the value withdrawn.

Insurance company risk

No company other than Equitable America has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the SIO. The general obligations and any guaranteed death benefit under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee, annual administrative expense, base contract expense,

SIO

There are unique risks regarding the SIO including a potential loss of principal and previously credited interest of up to 90% and an interim value adjustment for amounts withdrawn from a Segment of the SIO before Segment maturity. See the SIO prospectus for more information.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether a 403(b) TSA annuity contract, a 403(b)(7) custodial account or an EDC plan. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks associated with taking a loan

Loans will decrease your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

4. Determining your contract’s value

Your account value and cash value

Your “account value” is the total of the values you have allocated to (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging; (iv) the amount of any outstanding loan balances; and (v) Segments in the SIO and Segment Type Holding Accounts in the SIO. For more information about the account value in the SIO, please see the SIO Prospectus. These amounts are also subject to certain fees and charges discussed in “Charges and expenses” in this prospectus.

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value, less: (i) any applicable withdrawal charges, (ii) the total amount or a pro rata portion of the annual administrative charge and (iii) the amount of any outstanding loan balances.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding portfolio’s shares directly. The value of your units, however, will be reduced by the amount of expenses deducted from the separate account, which are discussed in “Charges and expenses” in this prospectus.

Units measure your value in each variable investment option.

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, the third-party transfer or exchange charge and plan operating expense charge (if applicable), will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

Your contract’s value in the guaranteed interest option and account for special dollar cost averaging

Your value in the guaranteed interest option and account for special dollar cost averaging at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

Insufficient account value

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals, charges, expenses and/or poor market performance. Upon such termination, you will lose all your rights under your contract.

5. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

•	You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

•	There are additional transfer restrictions for account value in the SIO. Please see the SIO prospectus for more information.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. We may also, at any time, exercise our right to close a variable investment option to transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the “Disruptive transfer activity” section below.

You may request a transfer in writing or by telephone using TOPS or online using Equitable Client portal. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)	the contract number,

(2)	the dollar amounts to be transferred, and

(3)	the investment options to and from which you are transferring.

Under EDC contracts, either you or your employer, whichever applies, can direct us to transfer among the investment options.

Please see “Allocating your contributions” in “Purchasing the Contract” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the Trust (the “affiliated trust”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6. Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see “Tax information” in this prospectus.

Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Your account value could become insufficient due to withdrawals and/or poor market performance.

For information on how withdrawals could significantly reduce your guaranteed death benefits and potentially cause your contract to terminate, please see “Insufficient account value” in “Determining your contract’s value” and “Death Benefits” in “Benefits available under the contract” in this prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

Withdrawals may be restricted or prohibited by your employer’s plan.

Method of withdrawal

Contract	Partial withdrawal	Systematic	Minimum distribution
TSA	Yes(1)(3)	Yes(1)(2)(3)	Yes(2)
EDC	Yes(1)(3)	Yes(1)(2)(3)	Yes(2)(3)
(1)	Only if the contract is not subject to withdrawal restrictions.
(2)	Only if there are no outstanding loans.
(3)	Requires or may require your Employer’s (or its designee) or Plan Administrator’s approval. See “Tax information” in this prospectus.

There are different policies, restrictions and adjustments regarding withdrawals from Segments of the SIO. See the SIO prospectus for more information.

Partial withdrawals and terminations

Subject to the terms of the Plan, your contract and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your contract at any time while you are living and before annuity payments begin.

The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. See “10% free withdrawal amount” in “Charges and expenses” in this prospectus.

Systematic withdrawals

You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is

$250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)

Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2)

Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3)

You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in that investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

You may elect systematic withdrawals under TSA and governmental employer EDC contracts if:

•	the Plan or program permits it;

•	the contract is not subject to withdrawal restrictions; and

•	the contract does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

Lifetime required minimum distribution withdrawals

(See “Tax information” in this prospectus)

We offer our “required minimum distribution automatic withdrawal option” to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, withdrawals may be subject to a withdrawal charge if your withdrawal exceeds the 10% free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to “required minimum distributions” under “Tax Information” in this prospectus for your specific type of retirement arrangement.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn.

Under legislation enacted at the end of 2019:

•	If your birthdate is June 30, 1949 or earlier, you may elect our RMD automatic withdrawal option in the year in which you reach age 70 1⁄2, or in any later year.

•	If your birthdate is July 1, 1949 or later, you may elect our RMD automatic withdrawal option in the year in which you reach age 72, or in any later year.

In all cases, your election will be subject to the terms of the plan, if applicable. You should consider whether you must begin taking lifetime required minimum distributions based on your birthdate and whether you have retired from service with the employer sponsoring the plan. See the discussion of lifetime required minimum distributions under “Tax Information” in this prospectus.

To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. You must not have any outstanding loan. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.

The RMD automatic withdrawal option does not generate required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 72 (or age 70 1⁄2 if applicable), you must make any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you make during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges (if applicable) if they exceed the 10% free withdrawal amount.

For tax-exempt employer EDC contracts, this election may not be revoked.

For contracts subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach age 72 (or age 70 1⁄2 if applicable), if you have not begun your annuity payments before that time.

Hardship and unforeseeable emergency withdrawals

Generally, in order to receive a hardship or unforeseeable emergency withdrawal (special federal income tax definition), you must meet certain criteria and have your request approved by the Plan. For more information, see “Withdrawal restrictions — Salary reduction contributions” under “Tax Information” in this prospectus.

How withdrawals are taken from your account value

If you have not specified otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will subtract your withdrawals from your values in the account for special dollar cost averaging. If those amounts are insufficient, we will subtract your withdrawals from your values in the Segment Type Holding Accounts. If those amounts are insufficient, we will subtract your withdrawals from your values in the Segments.

Loans

If the plan permits, loans are available under a 403(b) plan or governmental employer 457(b) EDC plan. Loans are subject to limits and repayment timeframes under federal income tax rules. Loans are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. You may borrow against your account value only under a TSA contract or a contract issued under a governmental employer 457(b) EDC plan. We reserve the right to change loan terms as long as any such change is made to maintain compliance with any applicable laws or regulations that may apply.

There may be a limit on the number of loans under an employer’s plan. However, we do not permit you to have more than nine loans outstanding at any time.

There are limits on the total unpaid balance of all your outstanding loans under all plans of your employer. The amount available to be borrowed against under your contract is reduced by (i) the outstanding loan balance of other loans you have under other funding vehicles under your employer’s plan, (ii) the outstanding balance of other loans you have under other plans of your employer, (iii) all or part of a loan you recently repaid; and/or (iv) any loan you ever defaulted on under any of your employer’s plans. See “Tax information” in this prospectus and the loan request form.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its delegate or plan administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA contracts subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC contracts, the loan must be approved by the contract owner; generally, your employer, plan trustee, or the plan administrator as authorized under the governmental employer plan. Please see the loan provisions stated in your contract and read the terms and conditions in the loan request form carefully and consult with a tax advisor before taking a loan. Also, see Appendix: “State contract availability and/or variations of certain features and benefits” in this prospectus for any state rules that may affect loans from a TSA or governmental employer EDC contract.

A loan will not be treated as a taxable distribution unless:

•	it exceeds limits of federal income tax rules; or

•	interest and principal are not paid when due; or

•	in some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future. See “Repaying a loan” below. Also, see “Tax information” in this prospectus.

Amounts borrowed do not participate in the investment options’ investment experience and, therefore, loans can affect the account value and death benefit whether or not the loan is repaid. The account value at surrender and the death proceeds payable will be reduced by the amount of any outstanding loan plus accrued interest.

Loan interest.  We charge interest on loans under your contract but allocate it according to your investment allocations when you make interest payments instead of keeping it. The loan interest rate we charge is subject to the terms of your employer’s plan. Also, loan interest rates are subject to state requirements. To find out more about current loan interest rates contact the person designated by your employer to answer questions about your plan or your financial professional.

How loans are taken from your account value.  The amount of the loan will be withdrawn from your contract, but no withdrawal charges will apply. A withdrawal for a loan is also not taken into account in determining the 10% free withdrawal amount. See the discussion of the 10% free withdrawal amount under “Withdrawal charge” in “Charges and expenses” in this prospectus for more information. On your loan request form, you can specify the investment options from which the loan amount will be taken. If you do not specify, the loan amount will be taken on a pro rata basis from the variable investment options and guaranteed interest option in which you have account value. If there is insufficient value in these investment options, any remaining portion will be deducted from the account for special dollar cost averaging. If there is insufficient value in the account for special dollar cost averaging, any remaining portion will be deducted from the Segment Type Holding Accounts. If there is insufficient value in the Segment Type Holding Accounts, any remaining portion will be deducted pro rata from the Segments in the Structured Investment Option.

Repaying a loan.  When you take a loan, we use the principal amount of the loan, the loan interest rate and the term of the loan to determine the loan repayment amount. You can repay your loan in full, including interest due, at any time (by bank check or money order only). In very limited specified circumstances concerning leaves of absence, and upon our receipt of the documentation we require, loan repayment can be suspended. Otherwise, loans must be repaid according to the repayment schedule to avoid default. See “Tax information” in this prospectus. Loan repayments are allocated according to your allocation instructions on file.

Termination

We may terminate your contract and pay you the cash value if:

(1)	your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2)	you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3)	we pay the death benefit under your contract.

There are different policies, restrictions and adjustments regarding withdrawals from Segments of the SIO. See the SIO prospectus for more information.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and upon contract termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Your annuity payout options

Deferred annuity contracts such as EQUI-VEST® provide for conversion to payout status at or before the contract’s “maturity date.” This is called annuitization. When your contract is annuitized, your contract and all its benefits terminate and will be converted to a supplemental payout annuity contract (“payout option”) that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST® contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor anytime after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization.

You can choose from among the different forms of annuity payout options listed below, subject to required minimum distribution rules. Restrictions may apply, depending on the type of contract you own or the annuitant’s age at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.

Annuity payout options
Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity

•	Life annuity: An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

•	Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain subject to required minimum distribution rules. The period certain cannot extend beyond the annuitant’s life expectancy.

•	Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered subject to required minimum distribution rules.

•	Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5 or 10 years. The guarantee period may not exceed the annuitant’s life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of the annuitant’s life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life and, after the annuitant’s death, payments continue to the survivor. The joint annuitant must be the annuitant’s spouse to elect the joint and survivor option. Generally, unless the annuitant elects otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married annuitants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

We guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your contract’s maturity date. Your contract’s maturity date is the date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant’s 95th birthday. Please see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for state variations.

We will send you a notice with your contract statement one year prior to your maturity date. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a 10-year period certain.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts such (as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payment, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen;

(3)	in the case of a life annuity, the annuitant’s age (or the annuitant’s and joint annuitant’s ages);

(4)	in certain instances, the sex of the annuitant(s);

(5)	in the case of a period certain annuity, the period selected; and

(6)	the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized. However, depending on your beneficiary/joint annuitant designations and annuity payout option, the annuity amounts and payment term remaining after your death may be modified if necessary to comply with the minimum distribution requirements of federal income tax law.

Annuity maturity date

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed. The maturity date is generally the contract date anniversary following the annuitant’s 95th birthday. We will send a notice with the annual statement one year prior to the maturity date.

7. Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

•	A mortality and expense risks charge.

•	A charge for other expenses.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

•	On the last day of the contract year an annual administrative charge, if applicable.

•	Charge for third-party transfer or exchange.

•	At the time you make certain withdrawals or surrender your contract, or your contract is terminated — a withdrawal charge.

•	A plan operating expense charge, if applicable under the Plan.

•	Loan charges.

•	Charges for certain optional special services.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

Charges under the contracts

Base contract expenses

Charge against the Separate Account

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is currently equivalent to an annual rate of 0.95% the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract.

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.

Structured Investment Option

Separate account annual expenses

If you have allocated amounts to the Structured Investment option, we deduct a daily charge(s) from the net assets in each variable investment option and each Segment Type Holding Account to compensate us for mortality and expense risks and other expenses. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. The daily charge is currently equivalent to an annual rate of 0.95% of the net assets in each variable investment option.

For amounts held in a Segment Type Holding Account, we may waive this charge(s) under certain conditions on a non-guaranteed basis. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this charge(s), then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this charge(s) entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. This waiver applies only to amounts held in each Segment Type Holding Account portion of the EQ/Money Market variable investment option and is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. We reserve the right to change or cancel this provision at any time. For more information, please see the Structured Investment Option prospectus.

Charge for other expenses

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to an annual rate of 0.25% the net assets in each variable investment option.

Annual administrative charge

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct this charge pro rata from your variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If there are insufficient funds, the charge will then be deducted from each Segment Type Holding Account and then pro rata from the Segments in the Structured Investment Option. Also, we will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or you die during the contract year. The charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We deduct this charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST® contract having an account value that, when combined with the account value of other EQUI-VEST® contracts owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST® contracts owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

We also currently waive the annual administrative charge if you are enrolled in eDelivery on the date the charge is to be deducted. We may change or discontinue this practice at any time without prior notice. Please note: You can request a copy of the prospectus free of charge even if you are enrolled in eDelivery.

Charge for third-party transfer or exchange

We may deduct a charge for third party transfers. A third-party transfer is where you ask us to directly transfer or roll over funds from your contract to a permissible funding vehicle offered by another provider or to another eligible plan. The charge is $65 per occurrence per annuitant. We will deduct this charge and any withdrawal charge that applies from your account value. Transfers are subject to any required employer approval.

Withdrawal charge

A withdrawal charge may apply in the following circumstances: (1) you make one or more withdrawals during a contract year; or (2) you surrender your contract; (3) we terminate your contract; or (4) you annuitize your contract and elect a non-life contingent annuity option. The amount of the charge will depend on whether the 10% free withdrawal amount applies and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. Unless you specify otherwise, we deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the account for special dollar cost averaging.

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and four prior contract years measured from the date of the withdrawal.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

•	the account value after any withdrawal charge has been imposed (cash value), or

•	the 10% free withdrawal amount plus the contributions made before the current and four prior participation years that have not been previously withdrawn, plus 95% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the 10% free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

The withdrawal charge does not apply after the completion of 12 contract years. Also, the withdrawal charge does not apply if the annuitant dies and a death benefit is payable to the beneficiary and in the circumstances described below.

10% free withdrawal amount.  No withdrawal charge will be applied during any contract year in which the amount withdrawn is less than or equal to 10% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year. This 10% portion is called the 10% free withdrawal amount.

Disability, terminal illness, or confinement to nursing home.  The withdrawal charge also does not apply if:

(i)	you have qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)	we receive proof satisfactory to us (including certification by a licensed physician) that your life expectancy is six months or less; or

(iii)

you have been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

—	its main function is to provide skilled, intermediate, or custodial nursing care;

—	it provides continuous room and board to three or more persons;

—	it is supervised by a registered nurse or licensed practical nurse;

—	it keeps daily medical records of each patient;

—	it controls and records all medications dispensed; and

—	its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted or if the condition began within the 12 month period following remittance.

Some states may not permit us to waive the withdrawal charge in the above circumstances or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

The withdrawal charge also does not apply in the circumstances described below:

•	after five contract years and you are at least age 59 1⁄2; or

•	after five contract years and you are at least age 55 and separated from service; or

•	the withdrawal is made through our RMD automatic withdrawal option to satisfy required minimum distributions; or

•	the withdrawal qualifies as a hardship (or for EDC contracts, an unforeseeable emergency); or

•	you use the proceeds to buy back pension credits; or

•	you request a refund of an excess contribution within one month of the date on which the contribution is made; or
•	after five contract years you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant’s age 59 1⁄2 and allows no prepayment; or

•	after three contract years the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

•	the amount withdrawn is applied to the election of a life contingent annuity payout option; or

•	the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the annuitant’s life expectancy, that allows no prepayment.

The tax consequences of withdrawals are discussed under “Tax information.”

Loan set-up charge.  A $25 charge will be deducted from your account value at the time a loan is taken. The charge is to compensate us for administrative expenses associated with setting up the loan.

Annual loan record-keeping charge.  A $6.25 charge will be deducted from your account value on the last Friday of each calendar quarter to compensate us for record-keeping expenses associated with the loan. If that Friday is a holiday, the charge will be deducted on the last business day preceding that Friday.

Loan interest charge.  We charge interest on loans under your contract but allocate it according to your investment allocations when you make interest payments instead of keeping it. The loan interest rate we charge is subject to the terms of your employer’s plan and any state requirements.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

Plan operating expense charge

Depending on your Employer’s Plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer’s designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms of your Employer’s Plan. We will deduct this charge pro rata from your variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If there are insufficient funds, the charge will then be deducted from each Segment Type Holding Account and then pro rata from the Segments in the Structured Investment Option (as described in a separate prospectus). We do not apply a withdrawal charge to the amounts withdrawn pursuant to these instructions.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request. We reserve the right to increase this charge to a maximum of $90.

Charges that the Trusts deduct

The affiliated and unaffiliated Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of the affiliated Trust and/or shares of unaffiliated Trust portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

8. Tax information

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Tax information and ERISA matters

Overview

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Buying a contract to fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Section 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST® TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as EQUI-VEST®’s guaranteed death benefit, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. You should consider the potential implication of these Regulations before you purchase or make additional contributions to this annuity contract.

Special rules for tax-favored retirement programs

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:

•	participation and coverage;

•	nondiscrimination;

•	vesting and funding;

•	limits on contributions, distributions, and benefits;

•	withholding;

•	reporting and disclosure; and

•	penalties.

State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.

Additional “Saver’s Credit” for salary reduction contributions to certain plans

You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 401(k) plan, 403(b) plan, governmental employer 457(b) EDC plan, SIMPLE

IRA, or SARSEP IRA, as well as contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your traditional IRA contribution is already fully or partially deductible. For details on this credit, please see the Internal Revenue Service Publication for your type of plan (for example, IRS Publication 571, Tax-Sheltered Annuity Plans (403(b) Plans) For Employees of Public Schools and Certain Tax-Exempt Organizations).

Tax-sheltered annuity arrangements (TSAs)

General

This section of the prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as “403(b) annuity contracts” or “Tax Sheltered Annuity contracts (TSAs)”.

The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual’s employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner’s employment status, plan participation status, and when and how the contract was acquired).

Final Regulations under Section 403(b)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there were significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are still a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

Employer plan requirement.  The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as “approved providers” or “approved vendors” under the employer’s 403(b) plan, although such terms are not used in the 2007 Regulations. If the Company is not an approved provider under an employer’s 403(b) plan, active participants in that employer’s plan may have to transfer funds from their EQUI-VEST® TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to avoid significant limitations under the 403(b) plan for transactions on the contract.

General; special employer rules

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

Contributions to TSAs

There are three ways you can make contributions to this EQUI-VEST® TSA contract:

•	annual contributions made through the employer’s payroll; or

•	with employer or Plan approval, a rollover from another eligible retirement plan; or

•	with employer or Plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same 403(b) plan.

Annual contributions made through the employer’s payroll.  Annual contributions to 403(b) TSA contracts made through the employer’s payroll are limited. Tax-free plan-to-plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits. Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called “salary reduction contributions” or “elective deferral contributions” and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through non-elective pre-tax employer contributions or contributions treated as after-tax employee contributions. If the employer’s Plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as “designated Roth contributions” under Section 402A of the Code which are made on an after-tax basis.

The permissible annual contributions to the participant’s TSA is calculated the same way as contributions to a 401(k) plan:

•	The annual limit on employer and employee contributions to defined contribution plans for 2022 is the lesser of $61,000 (after adjustment for cost-of-living changes) or 100% of compensation.

•	The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $20,500 for 2022 (after adjustment for cost-of-living changes).

These limits may be further adjusted for cost-of-living changes in future years.

Special provisions may allow certain participants with at least 15 years of service to make “catch-up” contributions to compensate for smaller contributions made in previous years. In addition, if the Plan permits, an individual who is at least age 50 at any time during 2022 can make up to $6,500 additional salary reduction contributions for 2022.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

Rollover contributions.  After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

•	termination of employment with the employer who provided the funds for the plan; or

•	reaching age 59 1⁄2 even if still employed; or

•	disability (special federal income tax definition).

If the source of the rollover contribution is pre-tax funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to a traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions.

Rollovers of after-tax contributions from certain eligible retirement plans.

Non-Roth after-tax contributions.  Any non-Roth after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) EDC plan) may be directly rolled over to another TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. Non-Roth after-tax contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA. See “IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers” under “Distributions from TSAs — Tax treatment of distributions from TSAs”.

Designated Roth contributions.  If the after-tax contributions are in a “designated Roth account” under a 403(b) plan, a 401(k) plan or a governmental employer EDC plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another “designated Roth account” under another such plan. They cannot be rolled over to a non-Roth after-tax contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan (or a 401(k) plan or a governmental employer EDC plan).

Limitations on individual-initiated direct transfers.  The 2007 Regulations revoked Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with Plan or employer approval as described below.

Direct transfer contributions.  A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: “plan-to-plan transfers” and “contract exchanges within the same 403(b) plan”. 403(b) plans do not have to offer these options. A “plan-to-plan transfer” must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant’s (or beneficiary’s) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant’s (or beneficiary’s) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant’s (or beneficiary’s) interest in the source 403(b) plan (for example with respect to the participant’s interest in any after-tax employee contributions).

A “contract exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.

Special rule for rollover or direct transfer contributions after lifetime required minimum distributions must start.  The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 72 (or age 70 1⁄2 if applicable) in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.

Distributions from TSAs

General

Generally, after the 2007 Regulations, employer or Plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between the Company and the employer sponsoring the Plan.

Withdrawal Restrictions — Salary reduction contributions.   You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59 1⁄2, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition.) Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings and other contributions permitted under the Plan, and must be approved by the employer or the plan. See “Hardship and unforeseeable emergency withdrawals” in “Accessing your money” in this prospectus. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same state employer).

These restrictions do not apply to your account balance attributable to salary reduction contributions to the TSA contract and earnings on December 31, 1988 or to your account balance attributable to employer contributions. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you had qualifying amounts directly transferred to your EQUI-VEST® TSA contract from another TSA contract in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer’s Plan.

Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.

Withdrawal restrictions on other types of contributions.  The Plan may also impose withdrawal restrictions on employer contributions and related earnings. Amounts attributable to employer contributions are subject to withdrawal restrictions under the 2007 Regulations. These rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the Plan, the employer or the employer’s designee, as applicable.

Exceptions to withdrawal restrictions.  If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

A tax law change permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable, and withdrawals would not be permitted from the designated Roth account under the plan. We are assessing implementation issues regarding this feature; as additional separate accounting is required. See “ ‘In-plan’ Roth conversions” below.

Distributions may also be made on termination of the 403(b) plan.

Tax treatment of distributions from TSAs.  Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. (For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer 403(b) plans and 457(b) plans.) Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See “Tax withholding and information reporting” below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, both non-Roth and designated Roth, you will have a tax basis in your TSA contract, which will be recovered tax-free. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA contract, we assume that all amounts distributed from your TSA contract are pre-tax, and we withhold tax and report accordingly.

Designated Roth contribution account.  Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59 1⁄2 or death. Also, there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.

Distributions before annuity payments begin.  On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. This treatment is the same for non-qualified distributions from a designated Roth account under a 403(b) plan. For the special tax treatment applied to direct conversion rollovers, including “in-plan” Roth conversions, see “Tax-deferred rollovers and direct transfers” and “In-plan Roth conversions” below.

IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers.

The following applies where there are after-tax amounts and pre-tax amounts under the plan, and a distribution is made from the plan before annuity payments start. The IRS has issued ordering rules and related guidance on allocation between pre-tax and after-tax amounts.

•	All disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans. (Separate information reports on Form 1099-R are generally required if a disbursement is divided among multiple destinations, however.)

•	If the pre-tax amount for the aggregated distribution is directly rolled over to one or more eligible retirement plans, the entire pre-tax amount is assigned to the amount of the distribution that is directly rolled over (and is not currently taxable).

•	If the recipient wants to divide the direct rollover among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. We expect to have forms for this choice.

•	If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the pre-tax amount is assigned to the portion of the distribution that is directly rolled over, up to the amount of the direct rollover (so that each direct rollover consists entirely of pre-tax amounts).

•	The guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.)

•	The guidance indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income.

•	Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is an after-tax amount.

For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and

$20,000 of which is attributable to non-Roth after-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth after-tax contributions could be rolled over to a Roth IRA.

Annuity payments.  If you elect an annuity payout option, the non-taxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary’s) final tax return.

Payments to a beneficiary after your death.  Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to roll over a death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs.

Loans from TSAs and governmental employer 457(b) EDC plans.  The following discussion also applies to loans under governmental employer 457(b) EDC plans. See “Public and tax-exempt organization employee deferred compensation plans (EDC Plans)” in this prospectus.

If the Plan permits, loans are available from a 403(b) contract. Loans are subject to federal income tax limits and may also be subject to the limits of the Plan from which the funds came. Federal income tax rule requirements apply even if the Plan is not subject to ERISA. Please see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for any state rules that may affect loans from a 403(b) contract.

Effect of 2007 Regulations on loans from TSAs. As a result of the 2007 Regulations loans are not available without employer or Plan Administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between the Company and the employer sponsoring the Plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution.

Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

•	The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant’s nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in “all qualified plans of the employer” for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance for this purpose.

•	In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence. EQUI-VEST® contracts have a term limit of 30 years for loans used to acquire the participant’s primary residence.

•	All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

Tax-deferred rollovers and direct transfers.  If withdrawal restrictions discussed earlier do not apply, you may roll over any “eligible rollover distribution” from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct roll-over or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan or an IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new Inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs.

Distributions from a 403(b) plan can also be rolled over to a Roth IRA. Conversion rollover transactions from pre-tax or non-Roth after-tax accounts are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

Eligible rollover distributions from qualified plans, 403(b) plans and governmental employer Section 457(b) plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.

“In-plan” Roth conversions.  If permitted by the Plan, participants who are eligible to withdraw amounts may make an “in-plan” direct conversion rollover from a pre-tax account or a non-Roth after-tax account under the Plan to a designated Roth account under the Plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An “in-plan” direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an “in-plan” direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth after-tax amount so converted.

As indicated above under “Exceptions to withdrawal restrictions,” a tax law change effective in 2013 permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable, and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Non-Roth after-tax contributions.  Any non-Roth after-tax contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. Non-Roth after-tax contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a TSA. After-tax contributions may not be rolled into a governmental employer EDC plan. As described under “In-plan Roth conversions”, if the Plan permits, you may also roll over non-Roth after-tax contributions to a designated Roth account under the Plan.

Roth after-tax contributions.  Amounts attributable to “designated Roth contributions” under a 403(b) plan may only be rolled over to any of the following:

•	another designated Roth contribution separate account under (i) another 403(b) plan; (ii) a 401(k) plan; or (iii) a governmental employer EDC plan; or

•	a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of “designated Roth contributions” under a 401(k) plan or a governmental employer EDC plan.

See “IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers” above.

Before you decide to roll over a distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59 1⁄2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan, (2) direct 403 (b) plan-to-403 (b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer’s Plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.

Distribution Requirements

TSA contracts are subject to required minimum distribution rules. See “Required minimum distributions” in this prospectus.

Spousal consent rules

If ERISA rules apply to your employer’s Plan, you may need to get spousal consent for loans, withdrawals or other distributions if you are married when you request one of these transactions under the contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the Plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer’s Plan and the contract.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1⁄2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1⁄2 penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	to pay for certain extraordinary medical expenses (special federal income tax definition); or

•	in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

•	under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code; or

•	in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Public and tax-exempt organization employee deferred compensation plans (EDC Plans)

Special employer and ownership rules.  Employers eligible to maintain EDC plans under Section 457(b) of the Code are governmental entities such as states, municipalities and state agencies (governmental employers) or tax-exempt entities (tax-exempt employers). Participation in an EDC plan of a tax-exempt employer is limited to a select group of management or highly compensated employees because of ERISA rules that do not apply to governmental employer plans.

The rules that apply to tax-exempt employer EDC plans and governmental employer EDC plans may differ.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer’s contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The participants in a tax-exempt employer EDC plan may have to include in income the employer contributions and any earnings when they are entitled to receive funds from the EDC plan. The EDC plan funds are subject to the claims of the employer’s general creditors in an EDC plan maintained by a tax-exempt employer. In an EDC plan maintained by a governmental employer, the plan’s assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.

Contribution Limits.  For both governmental and tax-exempt employer EDC plans, the maximum contribution for 2022 is the lesser of $20,500 or 100% of includible compensation. This limit may be further adjusted for cost of living changes in future years.

Special rules may permit “catch-up” contributions during the three years preceding normal retirement age under the EDC plan. If the Plan provides for catch-up contributions for any of the 3 years of service preceding the plan retirement age, the maximum contribution for an individual eligible to make such catch-up contributions is twice the otherwise applicable dollar limit, or $41,000 for 2022.

For governmental employer EDC plans only, if the Plan permits, an individual at least age 50 at any time during 2022 may be able to make up to $6,500 additional salary reduction contributions. An individual must coordinate this “age 50” catch-up with the other “last 3 years of service” catch up.

A governmental employer EDC plan may permit some or all of the elective deferral contributions to be made as “designated Roth contributions” under Section 402A of the Code which are made on an after-tax basis. Unless otherwise indicated, the tax treatment of designated Roth contributions is described under “Tax-sheltered annuity contracts (TSAs)” previously in this Section.

Governmental employer EDC plans — rollover contributions.  Eligible rollover distributions of pre-tax funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

A governmental employer EDC plan which permits designated Roth elective deferral contributions to be made may also permit rollover contributions from another “designated Roth account” under another governmental employer EDC plan (or a 403(b) plan, or a 401(k) plan) to such a designated Roth account. Roth IRA funds may not be rolled over to such a designated Roth account.

Before you decide to roll over a distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

Under legislation enacted at the end of 2019, distributions made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions.

Withdrawal Limits.  In general, no amounts may be withdrawn from either type of EDC plan prior to the calendar year in which the employee attains age 70 1⁄2 severs from employment with the employer or is faced with an unforeseeable emergency. Under legislation enacted at the end of 2019, withdrawals from a governmental employer 457(b) plan are permitted when the participant attains age 59 1⁄2; the limit remains at age 70 1⁄2 for tax exempt employer 457(b) plans. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts (up to $5,000) may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out distribution is an eligible rollover distribution (governmental employer 457(b) plans only). Treasury Regulations require a direct roll-over to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, because the funds are separately accounted for, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

See the discussion under “Tax-sheltered annuity contracts (TSAs)” previously in this Section about the availability of certain internal direct transfers of amounts subject to withdrawal restrictions into a designated Roth account under a 403(b) plan. Similar rules generally will apply to these transactions under a governmental employer EDC plan.

Distribution Requirements.  Both types of EDC plans are subject to minimum distribution rules similar to those that apply to qualified plans. See “Required minimum distributions” in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 72 (or age 70 1⁄2 if applicable) or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator’s responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee’s beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

Tax Treatment of Distributions — Tax-exempt employer EDC plans.  Amounts are taxable under a tax-exempt employer EDC plan when they are made available to a participant or beneficiary even if not actually received. Distributions to a tax-exempt employer EDC plan participant are characterized as “wages” for income tax reporting and withholding purposes. No election out of withholding is possible. See “Tax withholding and information reporting” in this prospectus. Withholding on wages is the employer’s responsibility. Distributions from an EDC plan are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred.

Distributions from a tax-exempt employer EDC plan may not be rolled over to any other eligible retirement plan.

Tax Treatment of Distributions — Governmental employer EDC plans.  The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See “Tax withholding and information reporting” in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59 1⁄2 distributions.

If the governmental employer EDC plan permits designated Roth contributions, Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59 1⁄2 or death. Also, there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.

Tax-deferred rollovers — Governmental employer EDC plans.  A participant in a governmental employer EDC plan or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. See the discussion above under “Distributions from TSAs — Tax-deferred rollovers and direct transfers” for rollovers from governmental employer EDC plans to SIMPLE IRAs. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b), or traditional IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Distributions from governmental employer 457(b) plans can also be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

If the governmental employer EDC plan permits designated Roth contributions, amounts attributable to designated Roth contributions may be rolled over to any of the following:

•	another designated Roth contribution separate account under (i) another governmental employer EDC plan; (ii) a 403(b) plan; or (iii) a 401(k) plan; or

•	a Roth IRA.

They cannot be rolled over to a non-Roth after-tax contribution account under any of the above plans. Similar rules apply to rollovers of “designated Roth contributions” under a 403(b) plan or a 401(k) plan.

If the governmental employer EDC plan permits designated Roth contributions and also if permitted by the plan, participants who are eligible to withdraw amounts may make an “in-plan” direct conversion rollover from a non-Roth account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An “in-plan” direct conversion rollover is not subject to withholding but typically produces taxable income. See the discussion under “Tax-sheltered annuity contracts (TSAs)” previously in this Section about the availability of certain internal direct transfers of amounts subject to withdrawal restrictions into a designated Roth account under a 403(b) plan. Similar rules generally will apply to these transactions under a governmental employer EDC plan.

Loans from governmental employer EDC plans.  Same as TSAs. (See “Loans from TSAs and governmental employer 457(b) EDC plans.” under “Distributions from TSAs” in this prospectus.)

Required minimum distributions

Legislation enacted at the end of 2019, which was generally effective January 1, 2020, significantly amended the required minimum distribution rules. Because these rules are statutory and regulatory, in many cases, IRS guidance will be required to implement these changes.

Background on regulations — required minimum distributions

If you are a participant in a 457(b) plan (both employer types), or own a 403(b) TSA annuity contract, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and contracts by a specified date. The beginning date depends on the type of plan or contract, and your birthdate and retirement status. The distribution requirements are designed to use up your interest in the Plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.

Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the Plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, 403(b) plans, and 457(b) plans. For this purpose, additional annuity contract benefits may include certain guaranteed benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.

Lifetime required minimum distributions — When you have to take the first required minimum distribution

When you have to start lifetime required minimum distributions from 403(b) plans and 457(b) plans initially depends on your birthdate. Under legislation enacted at the end of 2019, lifetime required minimum distributions from 403(b) plans and 457(b) plans must generally start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from 403(b) plans and 457(b) plans must generally start for the year in which you attain age 70 1⁄2. That is, individuals who had already attained age 70 1⁄2 by December 31, 2019 had no change from prior law in the start or continuation of their lifetime required minimum distributions. However, 403(b) plan and 457(b) plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after age 72 (or age 70 1⁄2 if applicable), as follows:

•	For 403(b) plan and 457(b) plan participants who have not retired from service with the employer who provided the funds for this 403(b) TSA, or EDC contract by the calendar year the participant turns age 72 (or age 70 1⁄2 if applicable), the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

•	403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 403(b) TSA account balance, even if retired at age 72 (or age 70 1⁄2 if applicable) if properly reported to us.

The first required minimum distribution is for the calendar year in which you turn age 72 (or age 70 1⁄2 if applicable), or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 72 (or age 70 1⁄2 if applicable) or retire or to delay taking it until the first three-month period in the next calendar year (January 1 – April 1). Distributions must start no later than your “Required Beginning Date,” which is April 1st of the calendar year after the calendar year in which you turn age 72 (or age 70 1⁄2 if applicable) or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you calculate required minimum distributions

There are two approaches to taking required minimum distributions — “account-based” or “annuity-based.”

Account-based method.  If you choose an “account-based” method, you divide the value of your 403(b) TSA or 457(b) contract as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity- based pay-out with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.  If you choose an annuity-based method you do not have to do annual calculations. Subject to required minimum distribution rules, you apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your 403(b) contracts and other retirement plans?

No, if you want and the Plan permits, you can choose a different method for each of your retirement plans or funding vehicles and other retirement plans. For example, you can choose an annuity payout from your 457(b) plan, a different annuity payout from a qualified plan, and an account based withdrawal from a 403(b) contract.

Will we pay you the annual amount every year from your 403(b) TSA or EDC based on the method you choose?

TSAs

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our automatic minimum distribution withdrawal option. If you do not elect one of these options we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your 403(b) TSA contracts, the IRS will let you calculate the required minimum distribution for each 403(b) TSA contract that you maintain, using the method that you picked for that particular TSA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall TSA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSAs that you own.

457(b) Plans

In the case of an EDC, the distribution must be taken annually from the 457(b) plan. If the Plan permits, you can elect our RMD automatic withdrawal option for required minimum distribution payments. The Plan may permit you to choose from which funding vehicle you take the distribution.

What if you take more than you need to for any year?

The required minimum distribution amount for each of your plans is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your 403(b) plans to the amounts you have to take from your 457(b) plans and vice versa.

What if you take less than you need to for any year?

Your Plan or contract could be disqualified, and you could have to pay tax on the entire value. Even if your Plan or contract is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA that you own.

What are the required minimum distribution payments after you die?  These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amended the post-death required minimum distribution rules with respect to deaths after 2019 (2021 for government employer sponsored plans), and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan (such as 403(b) or 457(b) plan) following your death must generally be distributed within 10 years in accordance with federal tax rules.

Individual beneficiary who has “eligible designated beneficiary’ or “EDB” status

An individual beneficiary who is an “eligible designated beneficiary” or “EDB” can take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death. The following individuals are EDBs:

•	Your surviving spouse (see spousal beneficiary, below);

•	Your minor children (only while they are minors);

•	A disabled individual (Internal Revenue Code definition applies);

•	A chronically ill individual (Internal Revenue Code definition applies); and

•	Any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not as an entity beneficiary.

When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision in accordance with federal tax rules.

Spousal beneficiary

If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life expectancy period until the year in which you would have attained age 72.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth year anniversary of the owner’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Additional changes to post-death distributions after the 2019 legislation

The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the owner’s or participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the owner’s or participant’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the owner’s or participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the owner or participant in this example died before December 31, 2019, the legislation caps the length of any post-death period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches the age of majority—the remaining interest must be distributed within 10 years in accordance with federal tax rules.

ERISA matters

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

•	For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the Plan Administrator, and/or the employer, and not the Company, to properly administer any loan made to Plan participants.

•	With respect to specific loans made by the Plan to a Plan participant, the Plan Administrator determines the interest rate, the maximum term consistent with EQUI-VEST® processing and all other terms and conditions of the loan.

•	Only 50% of the participant’s vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant’s vested account balance, it is the responsibility of the trustee or Plan Administrator to obtain the additional security.

•	Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

•	Loans must be available to all Plan participants, former participants (or death beneficiaries of participants) who still have account balances under the Plan, and alternate payees on a reasonably equivalent basis.

•	Plans subject to ERISA provide that the participant’s spouse must consent in writing to the loan.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST® contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor’s responsibility to see that the requirements of the DOL regulation are met. The Company and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  We must withhold federal income tax from distributions from annuity contracts. Distributions from employer-sponsored retirement plans are also subject to income tax withholding. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note that we might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients that are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on “periodic” and “non-periodic” payments. For a periodic annuity payment, for example, your withholding depends on what you specify on an IRS Form W-4P, and we withhold according to the IRS Form W-4P. If you do not give us your correct Taxpayer Identification Number, we withhold at the highest rate.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals) which are not eligible rollover distributions

For a non-periodic distribution (total surrender or partial withdrawal) which is not an eligible rollover distribution, we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an “eligible rollover distribution.”

Mandatory withholding from eligible rollover distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The Plan Administrator is responsible for withholding governmental employer EDC plan distributions.

All distributions from a TSA or governmental employer EDC plan are eligible rollover distributions unless they are on the following list of exceptions:

•	any distributions which are “required minimum distributions” after lifetime required minimum distributions must start; or

•	substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or

•	substantially equal periodic payments made for a specified period of 10 years or more; or

•	hardship withdrawals (or unforeseeable emergency withdrawals for EDC contracts); or

•	corrective distributions which fit specified technical tax rules; or

•	loans that are treated as distributions; or

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse; or

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse.

A death benefit payment to the plan participant’s surviving spouse (and in some instances to a non-spouse beneficiary), or a qualified domestic relations order distribution to the plan participant’s current or former spouse, may be a distribution subject to mandatory 20% withholding.

Impact of taxes to the Company

The contracts provide that we may charge the Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9. More information

The Separate Account

Each variable investment option is a subaccount of the Separate Account. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest the Separate Account assets in any investment permitted by applicable law. The results of the Separate Account’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in the Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

The Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within the Separate Account invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, the Separate Account, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;
(4)

to operate the Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a variable investment option directly);

(5)	to deregister the Separate Account under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to the Separate Account;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to limit or terminate contributions or transfers into any of the variable investment options; and

(9)	to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.

About the Trusts

The affiliated Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. The affiliated Trust issues different shares relating to each portfolio.

The Board of Trustees of the affiliated Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the affiliated Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the affiliated Trust, or in its SAIs, which are available upon request. See also Appendix “Portfolio Companies available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed death benefit with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed death benefit. The general obligations and any guaranteed death benefit under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transfers.  Employers may also send contributions by wire transfer from a bank.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at

4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

Contributions, transfers, withdrawals and surrenders

•	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	Contributions made to the account for special dollar cost averaging will be credited with the interest rate in effect on the date of the first contribution received by us and allocated to the time period initially selected by you.

•	Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

•	For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

•	Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

•	Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

About your voting rights

As the owner of the shares of the affiliated Trusts we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent auditors selected for the affiliated Trust; or

•	any other matters described in each prospectus for the affiliated Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The affiliated Trusts sells its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the affiliated Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

Financial statements

The financial statements and financial statement schedules of the Company, are included in the SAI. The financial statements and financial statement schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling (800) 628-6673. The Separate Account financial statements are not included because operations had not commenced by December 31, 2021.

Transfers of ownership, collateral assignments, loans, and borrowing

Generally, the owner may not assign a contract for any purpose.

You cannot assign a contract as security for a loan or other obligation. Loans from account value, however, are permitted under TSA and governmental employer EDC (subject to state availability), unless restricted by the employer.

Funding changes

The employer or trustee can change the funding vehicle for an EDC, contract. You can change the funding vehicle for a TSA contract.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of the Separate Account. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable

Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” in this prospectus.

Equitable Advisors Compensation.  The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 16.0% of total contributions. Equitable Advisors, in turn, may pay no more than a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold (“asset-based compensation”). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different level of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation.  The Company pays contribution-based and asset-based compensation (together “compensation”) to Equitable Distributors. Contribution-based compensation is paid based on the Company contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed 16.0% of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.70% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers.  Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2021) received additional payments. These additional payments ranged from $3,171.81 to $7,843,461.69. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC; American Portfolios Financial Services; Ameriprise Financial Services; Avantax Investment Services, Inc.; BBVA Securities, Inc.; Cabot Lodge Securities, LLC; Cadaret, Grant & Co., Inc.; Cambridge Investment Research; Capital Investment Group; Centaurus Financial, Inc; Cetera Financial Group; Citigroup Global Markets, Inc.; Citizens Investment Services; Commonwealth Financial Network; Copper Financial Network, LLC; CUNA Brokerage Services; CUSO Financial Services; DPL Financial Partners; Equity Services Inc; Farmer’s Financial Solution; First Horizon

Advisors; Galt Financial Group, Inc; Geneos Wealth Management; Gradient Securities, LLC; Grove Point Financial (H. Beck); Harbour Investments, Inc; Independent Financial Group, LLC; Infinex Investments Inc.; Janney Montgomery Scott LLC; Kestra Investment Services, LLC; Key Investment Services LLC ;Ladenburg Thalmann Advisor Network, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Securities Corp.; Lincoln Investment Planning; Lion Street Financial; LPL Financial Corporation; MML Investors Services, LLC; Morgan Stanley Smith Barney; Mutual of Omaha Investment Services, Inc.; Next Financial Group, Inc.; Park Avenue Securities, LLC; PlanMember Securities Corp.; PNC Investments; Primerica Financial Services, Inc.; Pruco Securities, LLC; Purshe Kaplan Sterling Investments, Inc; Raymond James; RBC Capital Markets Corporation; Santander Securities Corp.; Securian Financial Service Inc; Stifel, Nicolaus & Company, Inc.; The Advisor Group (AIG); The Huntington Investment Company; The Leaders Group, Inc.; U.S. Bank Center; UBS Financial Services Inc.; Valmark Securities, Inc.; Voya Financial Advisors, Inc.; Waddell & Reed, Inc.; Wells Fargo; World Equity Group

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH164886. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Specialty	1290 VT Convertible Securities — Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.96	%^	1.04%	13.77%	—
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		25.15%	10.62%	12.52%
Fixed Income	1290 VT High Yield Bond — EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.05	%^	3.95%	5.41%	—
Specialty	1290 VT Natural Resources — EIMG; AllianceBernstein L.P.	0.92	%^	30.04%	3.26%	—
Specialty	1290 VT Real Estate — EIMG; AllianceBernstein L.P.	0.90	%^	25.80%	7.75%	—
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		30.29%	18.59%	16.53%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.90%		12.90%	17.28%	14.90%
Equity	EQ/AB Sustainable U.S. Thematic — EIMG; AllianceBernstein L.P.	1.00	%^	—	—	—
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.14%		17.14%	12.85%	11.45%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00	%^	23.02%	—	—
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97	%^	23.06%	19.20%	16.34%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.68%		24.93%	17.20%	15.53%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00	%^	2.70%	4.46%	3.64%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	1.07%		6.76%	6.90%	5.90%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.55	%^	27.98%	17.78%	15.84%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87	%^	25.22%	—	—
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05	%^	19.61%	10.43%	12.07%
Equity	EQ/Goldman Sachs Mid Cap Value — EIMG; Goldman Sachs Asset Management L.P.	1.09	%^	30.49%	—	—
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.65	%^	-2.18%	1.47%	0.90%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.79%		10.91%	8.03%	6.81%
Equity	EQ/International Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.91%		10.59%	8.77%	6.97%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc.	1.15	%^	15.10%	17.60%	13.64%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		16.83%	18.93%	12.40%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.96%		23.18%	11.70%	14.05%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		26.70%	24.37%	18.92%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.73%		24.20%	10.43%	12.20%
Fixed Income	EQ/Long-Term Bond — EIMG	0.65	%^	—	—	—
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	9.35%	13.97%	9.75%
Equity	EQ/MFS International Intrinsic Value — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15	%^	10.24%	—	—

		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	EQ/MFS Mid Cap Focused Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	18.83%	—	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.66	%^	23.87%	12.32%	13.42%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Wellington Management Company LLP	0.94%		27.38%	10.52%	12.60%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.07%		8.43%	8.07%	6.92%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.11%		12.67%	10.55%	9.26%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; BNY Mellon Investment Adviser, Inc.	0.70%		0.16%	0.71%	0.35%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.17	%^	2.78%	26.15%	—
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	0.92	%^	4.01%	4.72%	—
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.62%		15.10%	11.78%	12.83%
Equity	EQ/T. Rowe Price Growth Stock — EIMG; T. Rowe Price Associates, Inc.	1.00	%^	13.82%	21.74%	18.20%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19	%^	35.48%	—	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	Fidelity® VIP Investment Grade Bond Portfolio — Fidelity Management and Research Company (FMR)	0.64%	-0.90%	4.08%	3.29%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

Appendix: State contract availability and/or variations of certain features and benefits

States where certain EQUI-VEST® (Series 202) features and/or benefits are not available or vary:

State	Features and Benefits	Contract Type	Availability or Variation
Alaska	Optional Semester Strategies program	All contract types	Not Available
California	See “Your right to cancel within a certain number of days” in “Purchasing the Contract.”	All contract types

If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below.

If you allocate your entire initial contribution to the EQ/Money Market option (and/or guaranteed interest option), the amount of your refund will be equal to your contribution less interest, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market option), your refund will be equal to your account value on the date we receive your request to cancel at our processing office.

Florida	See “Selecting an annuity payout option” in the “Accessing your money” section under “Your annuity payout options.”	All contract types	You can choose the date annuity payments are to begin, but generally it may not be earlier than twelve months from the EQUI-VEST® contract date.

	See “How you can purchase and contribute to your contract” in the “Purchasing the Contract” section.	All contract types	The following statement in this section does not apply to contracts issued in Florida:

We may refuse to accept any contribution if the sum of all contributions under all of our annuity accumulation contracts with the same owner and annuitant would be more than $2,500,000.

State	Features and Benefits	Contract Type	Availability or Variation
Florida (continued)	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”	All contract types	If you reside in the state of Florida, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the greater of the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract, or a refund of all contributions paid.
	See “Withdrawal charge” in “Charges and expenses”	All contract types	If you are age 65 or older at the time your contract is issued, the applicable withdrawal charge will not exceed 10% of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.
Illinois	See “Selecting an annuity payout option” in the “Your annuity payout options” section under “Accessing your money”	All contract types	You can choose the date annuity payments are to begin, but it may not be earlier than 12 months from the EQUI-VEST® contract date.
Massachusetts	See “Disability, terminal illness or confinement to nursing home” in the “Charges under the contracts” section under “Charges and expenses”	All contract types	The disability, terminal illness and confinement to a nursing home withdrawal charge waivers are not available.

	See “Annual administrative charge” in the “Charges under the contract” section under “Charges and expenses”		We do not deduct amounts from the guaranteed interest option for the Annual administrative charge.
Minnesota	Optional Semester Strategies program	All contract types	Not Available
New Hampshire	Optional Semester Strategies program	All contract types	Not Available

	See “Disability, terminal illness, or confinement to nursing home” in the “Charges and expenses” section.	TSA 403(b) contracts

The first full sentence under Item (iii) in this section is revised as follows:

A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or qualified to receive approval of Medicare benefits, or (b) operated pursuant to law as a skilled nursing care service.

The second bulleted item under Item (iii) in this section is revised as follows:

•   it provides continuous room and board;

State	Features and Benefits	Contract Type	Availability or Variation
Oregon	Optional Semester Strategies program	All contract types	Not Available

	See “Charge for third-party transfer or exchange” in the “Charges and expenses” section.	TSA 403(b) and EDC Contracts	Third-party transfer charge is not permitted.
Pennsylvania	See “Loans” in “Accessing your money”	All contract types	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.
	See “Withdrawal charge” and “Disability, terminal illness, or confinement to nursing home” in the “Charges under the contracts” section under “Charges”	All contract types	The withdrawal charge waiver does not apply on the transaction date of each contribution received nor until twelve months thereafter with respect to the Social Security Disability Waiver, the Terminal Illness Waiver, or if the owner is confined to a nursing home.
Rhode Island	See “Your right to cancel within a certain number of days” in the “Purchasing the Contract” section.	All contract types	To exercise your cancellation right, you must return the contract directly to our processing office within 20 days after you receive it.
Texas	See “How you can purchase and contribute to your contract” in “Purchasing the Contract”	EDC contracts	The $2,500,000 limitation on the sum of all contributions under all of our annuity accumulating contracts with the same owner or annuitant does not apply.

	See “Loans” in “Accessing your money”	All contract types	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.

	See “Annual administrative charge” in the “Charges under the contract” section under “Charges and expenses”	All contract types	• We do not deduct amounts from the guaranteed interest option for the Annual administrative charge. • The annual administrative charge will never be greater than $50.00

State	Features and Benefits	Contract Type	Availability or Variation

Vermont	See “Loans” under “Accessing your money”	All contract types	Taking a loan in excess of Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.
Washington	See “Your right to cancel within a certain number of days” in the “Purchasing the Contract” section.	TSA 403(b) contracts	To exercise your cancellation right, you must return the contract directly to our processing office, or the registered representative from whom it was purchased, within 10 days after you receive it.

	See “Annual administrative charge” in the “Charges under the contract” section under “Charges and expenses”	All contract types	We do not deduct amounts from the guaranteed interest option for the Annual administrative charge.

EQUI-VEST® (Series 202)

A variable and index-linked flexible premium deferred annuity contract

Issued by

Equitable Financial Life Insurance Company of America

This prospectus describes the important features of the contract and provides information about Equitable Financial Life

Insurance Company of America (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about EQUI-VEST® (Series 202), the Company and Variable Account AA. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The SAI is also available at our website, www.equitable.com/ICSR#EQH164886.

We file periodic reports and other information about EQUI-VEST® (Series 202) and Variable Account AA as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000238452